Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Text Block]
Subsequent Events
Dispositions
On February 1, 2013, the Company sold Metropolitan Midtown, a commercial asset located in Charlotte, North Carolina, comprised of 170,000 square-feet of office space and 172,000 square-feet of retail space, for an aggregate sales price of $94.4 million. The Company intends to use the proceeds from the sale to fund the multifamily development pipeline and to repay a portion of the outstanding balance on the Company's unsecured credit facility.
On January 14, 2013, the Company sold its 10% noncontrolling interest in Colonial Promenade Hoover (Highway 150, LLC), a 172,000 square-foot (excluding anchor-owned square feet) retail asset located in Birmingham, Alabama. The Company received $0.5 million in cash and was released from its pro-rata share of the mortgage debt, which was $1.5 million. The remaining proceeds from the sale were used to repay a portion of the outstanding balance on the Company's unsecured credit facility.
Distributions

On January 23, 2013, a cash distribution was declared to shareholders of the Trust in the amount of $0.21 per common share and to partners of CRLP in the amount of $0.21 per common unit, totaling approximately $20.1 million. The $0.21 per common share and per common unit distribution represents a 16.7% increase ($0.03 per share/unit) when compared to the previous distribution. The distributions were declared to shareholders and partners of record as of February 4, 2013 and was paid on February 11, 2013.